Exhibit 10.2

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Amendment No. 1 to

Manufacturing and Supply Agreement

This Amendment No. 1 to the Manufacturing and Supply Agreement (“Amendment No. 1”) is made and entered into effective as of March 7, 2016 (the “Amendment No. 1 Effective Date”) by and between RELYPSA, INC., a Delaware corporation, located at 100 Cardinal Way, Redwood City, CA 94063 (“RELYPSA”) and DPx FINE CHEMICALS AUSTRIA GMBH & CO KG (formerly known as DSM Fine Chemicals Austria NFG GMBH & CO KG), with an address at Sankt-Peter-Straße 25, A-4020 Linz, Austria (“PATHEON”).

Whereas, Relypsa and PATHEON entered into that certain Manufacturing and Supply Agreement effective as of May 14, 2014 (the “Agreement”);

Whereas, in 2014, DSM Fine Chemicals Austria NFG GMBH & CO KG was renamed DPx Fine Chemicals Austria GMBH & CO KG; and

Whereas, the parties now desire to amend the Agreement as set forth below.

Now, Therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1. Amendment of the Agreement.  The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment No. 1 Effective Date.  To the extent that the Agreement is explicitly amended by this Amendment No. 1, the terms of this Amendment No. 1 will control where the terms of the Agreement are contrary to or conflict with the following provisions.  Where the Agreement is not explicitly amended, the terms of the Agreement will remain in full force and effect.  Capitalized terms used in this Amendment No. 1 that are not otherwise defined herein shall have the same meanings as such terms have in the Agreement.

1.1 Each and every reference to “DSM” in the Agreement shall be replaced with “PATHEON”.

1.2 Section 5.1 of the Agreement is hereby amended to add the following language at the end thereof:

“During the 2015 Production Campaign (defined below), PATHEON carried out certain additional analytical method implementations.  RELYPSA shall pay PATHEON the total sum of Euro [***] for all such implementations and any related work, in accord with an appropriate invoice to be issued under this Agreement in March 2016.”

1.3 Section 5.2 of the Agreement is hereby amended to add the following language at the end thereof:

“PATHEON shall at no cost or expense to RELPYSA purchase, install and qualify a [***] in the Facility (the “[***]”).  The [***] may be installed in PATHEON’s production facility [***]. The

[***] of the [***] shall be substantially analogous to those of the [***] used in the 2015 Production Campaign (the “[***]). The [***] shall be operational no later than March 31, 2017 and shall be capable of accommodating [***] validation batches of Bulk Drug in an analogous way as performed by PATHEON using the [***]. The purchase, installation and qualification of the [***] shall be completed in accordance with all Legal Requirements in all material respects and in a [***] manner, and PATHEON shall use its reasonable best efforts to meet all requirements necessary for the cGMP Manufacture of pharmaceutical products. In addition, PATHEON will use [***] in the Facility before the start of the next production Campaign for Bulk Drug.”

1.4 Section 5.5 is of the Agreement is hereby amended and restated in its entirety as follows:

“5.5 Payment for Validation Batches. Upon successful completion of the Validation Batches, as defined by (a) [***] and (b) [***], RELYPSA shall pay PATHEON the total sum of Euro [***], in accord with an appropriate invoice to be issued under this Agreement. This payment shall be [***], provided that [***] (for clarity, for example, if the [***] for purposes of completing Validation, PATHEON is still obligated to [***] in order to receive such payment).

“(a) Within [***] days of full execution of this Agreement, RELYPSA agrees to issue a purchase order under Section 3.2 of this Agreement with such purchase order to cover the Validation Batches in accord with this Section 5.5 ("Validation PO"). Such Validation PO shall be a Firm Order under this Agreement. In addition, within [***] days of full execution of this Agreement, in accord with Section 6.3, RELYPSA will issue a Rolling Forecast (defined below) including a first [***] forecast of Demand, with such [***] forecast of Demand to be binding under the terms of Section 6.3; provided that such first [***] forecast of Demand shall be for a minimum of [***] MT of Bulk Drug (on a [***]) for a Campaign to begin in calendar year 2015 at a price of Euro [***]. PATHEON shall Manufacture, supply and Release to RELYPSA (or RELYPSA's designee) and REL YPSA shall pay for and take delivery of those Batches of Bulk Drug set forth in the Validation PO that are Manufactured in accordance of the terms of this Agreement. The Validation PO can only be changed by mutual agreement of the Parties. It is understood and agreed by the parties that the above mentioned Rolling Forecast (and subsequent Firm Order) shall be issued in a manner such that the Campaign for [***] MT of Bulk Drug (on a [***]) shall [***].

“(b) The Parties acknowledge that “the Campaign for [***] MT of Bulk Drug (on a [***])” referred to in Section 5.5(a) above was carried out by PATHEON from [***] (the “2015 Production Campaign”) [***]. Accordingly, notwithstanding the provisions of Section 5.5(a) above, the Parties agree that RELYPSA shall pay PATHEON an aggregate amount of Euro [***] (i.e., representing the sum of Euro [***] and Euro [***] as set forth in Sections 5.6(a) and 5.6(b), respectively) as final payment for the 2015 Production Campaign, in accord with an appropriate invoice to be issued under this Agreement, and that RELYPSA shall [***] (both as defined below in Section 5.6) produced by PATHEON in the course of the 2015 Production Campaign, as provided in Section 5.6. For clarity, as of the Amendment No. 1 Effective Date, RELYPSA shall [***] as set forth in Section 5.5(a) and PATHEON shall [***], and PATHEON shall [***] MT of Bulk Drug (on a [***]) from the 2015 Production Campaign as set forth in Section 5.5(a) and RELYPSA shall [***].”

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1.5 A new section 5.6 is added to the Agreement follows:

“5.6 Held Materials.

“(a) [***].  PATHEON produced [***] kg of [***] in the course of the Validation Campaign and the 2015 Production Campaign (“[***]”). RELYPSA agrees take delivery of [***]. Accordingly, RELYPSA shall pay PATHEON the total sum of Euro [***], in accord with an appropriate invoice to be issued under this Agreement by the end of March 2016. RELYPSA shall provide PATHEON on or before March 20, 2016 with [***]. PATHEON shall [***] RELYPSA and ship them to RELYPSA at a mutually agreed time, but in any event on or before [***]. Delivery shall be made according to the delivery terms of this Agreement. PATHEON shall [***] and provide RELYPSA with [***].

“(b) [***]. PATHEON produced [***] kg of [***] in the course of the 2015 Production Campaign (the “[***]”). For clarity, the [***] do not include [***] produced during the Validation Campaign. RELYPSA agrees to take delivery of this quantity of the [***]. Accordingly, RELYPSA shall pay PATHEON the total sum of Euro [***], in accord with an appropriate invoice to be issued under this Agreement by the end of February 2016.  PATHEON shall [***] RELYPSA and ship it to RELYPSA at a mutually agreed time, but in any event on or before May 31, 2016. Delivery shall be made according to the delivery terms of this Agreement.

“(c) [***]. PATHEON produced [***] MT of [***] in the course of the 2015 Production Campaign. PATHEON shall [***] this quantity of [***] and [***]. Title to and risk of loss or deterioration of the [***]. In the event all or a portion of [***] cannot be [***], PATHEON shall [***]. RELYPSA shall [***], in accord with an appropriate invoice to be issued under this Agreement no earlier than March 31, 2016. This [***] for Bulk Drug produced in the next Campaign for RELYPSA.

“(d) MFA.  PATHEON holds [***] MT of the raw material MFA [***] which was [***] during the 2015 Production Campaign.  PATHEON shall [***] this quantity of MFA [***] and [***].  PATHEON shall [***] quantity of MFA at premises and under conditions suitable for the storage of MFA. If required for quality reasons, PATHEON shall [***] batches. In the event all or a portion of this quantity of [***] for any reason in [***] for RELYPSA. PATHEON shall [***].”

1.6 Section 6.6 of the Agreement is hereby amended and restated in its entirety as follows:

6.6 Commitment.

(a) Each calendar year during the Term, and assuming use of the Manufacturing process described in Appendix 4, or an FDA approved version thereof, PATHEON commits to Manufacture and reserves the capacity, personnel, equipment and other resources to Manufacture [***] MT of Ca Bulk Drug (the "Capacity"). In the event of [***] the Capacity. In consideration of PATHEON's reservation of Capacity under this Section 6.6, RELYPSA commits to purchase from PATHEON during the Term [***] MT of Bulk Drug (on a [***]) or, if so agreed in accordance with Section 6.5, Third Party Intermediate, at a rate of [***] MT [***], with the first Campaign starting in [***] and with further Campaigns starting in each of the subsequent [***] until RELYPSA has purchased [***] MT of Bulk Drug (on a [***]) in accordance with this Agreement (the “Aggregate Commitment”). For purposes of clarity, the volume produced in a Campaign is attributable to the [***]. Also for clarity, after RELYPSA has fulfilled the Aggregate Commitment, then the [***] in this Agreement

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shall no longer apply even if the Term has not expired. For purposes of further clarity, the Aggregate Commitment does not include [***] manufactured by PATHEON in the 2015 Production Campaign.

(b) The Parties agree to work together to develop [***]. Using such [***] RELYPSA agrees to purchase from PATHEON certain minimum volumes of Bulk Drug per year as set forth below after RELYPSA has fulfilled the Aggregate Commitment:

(a) Year 1: [***] MT, however, total annual quantities shall not exceed the maximum volume according to this Agreement (including any subsequent amendment hereto resulting from improved processes or changed processes for the manufacture Bulk Drug);

(b) Year 2: [***] MT, however, total annual quantities shall not exceed the maximum volume according to this Agreement (including any subsequent amendment hereto resulting from improved processes or changed processes for the manufacture Bulk Drug); and

(c) Year 3: [***] MT, however, total annual quantities shall not exceed the maximum volume according to this Agreement (including any subsequent amendment hereto resulting from improved processes or changed processes for the manufacture Bulk Drug).

1.7 Section A5.1 of Appendix 5 is deleted in its entirety and replaced with the new Section A5.1 attached hereto as Exhibit 1. For clarity Section A5.2 of Appendix 5 remains unchanged.: The new Section A5.1 of Appendix 5 sets forth the Base Price as of the Effective Date for specified volumes of Ca Bulk Drug with respect to (i) a production Campaign commenced in calendar year 2015 (Appendix 5.1A); (ii) the Base Price as of the Amendment No. 1 Effective Date for specified volumes of Ca Bulk Drug with respect to a production Campaign commenced during calendar year 2016 (Appendix 5.1B), and (iii) the Base Price as of the Amendment No. 1 Effective Date for specified volumes of Ca Bulk Drug with respect to a production Campaign commenced during a calendar year after 2016 (Appendix 5.1C).

1.8 Section 14.1 of the Agreement is hereby amended by adding the following new language immediately to the end of Section 14.1:

PATHEON has informed RELYPSA that during the 2015 Production Campaign, PATHEON sold [***] to third parties in order to [***] for RELYPSA. Provided that appropriate regulatory approval is obtained and in compliance with any Legal Requirement, starting with the first production Campaign commenced in calendar year 2016, PATHEON may [***] (i.e., [***]) in the Manufacturing process for the production of [***] (i.e., [***]).

The size for the first production Campaign commenced in calendar year 2016 (with a targeted completion date in [***]) is fixed at [***] MT of Bulk Drug following validation of [***] batches in the [***], provided that the [***] described in Appendix 8 (as defined below) will be [***]. This means that the anticipated cycle and batch time for the first production Campaign commenced in calendar year 2016 would be [***] hours for [***] and [***] hours for Bulk Drug (on a [***]). Provided that appropriate regulatory approval is obtained and in compliance with any Legal Requirement, starting with the first production Campaign commenced in calendar year 2016, PATHEON shall [***] described Appendix 8. RELYPSA and PATHEON shall use their best efforts to obtain all required regulatory approvals and to [***] described in Appendix 8 as of the start of the production campaign commenced 2016. In case the [***] despite RELYPSA and PATHEON having used their best efforts to do so, RELYPSA and PATHEON will discuss in good faith a fair and

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adequate  adaptation of the campaign size and pricing. As consideration for [***] described in Appendix 8 in accordance with this Agreement, RELYPSA will pay PATHEON an aggregate amount of Euro [***] in accord with a first invoice in the amount of Euro [***] to be appropriately issued under this Agreement no earlier than [***], and a second invoice in the amount of Euro [***] to be appropriately issued under this Agreement no earlier than [***]. The Base Price for Ca Bulk Drug and Third Party Intermediate shall be amended for future Campaigns as described in Appendix 5.

1.9 The first sentence of Section 16 of the Agreement is hereby amended and restated in its entirety as follows:

“Subject to the provisions for early termination contained in Section 20, this Agreement shall commence as of the Effective Date and shall continue thereafter until the ninth (9th) anniversary of the Effective Date.”

1.10 Section 20.1(b) of the Agreement is hereby amended and restated in its entirety as follows:

“(b) RELYPSA may terminate this Agreement without cause for any reason at any time after (i) the Manufacture and Release of [***] MT of Bulk Drug by PATHEON hereunder and (ii) the Manufacture and Release of volumes of Bulk Drug by PATHEON in accordance with Section 6.6(b) (provided [***] months advance written notice to PATHEON.”

1.11 The first sentence of Section 20.2 of the Agreement is hereby amended and restated in its entirety as follows:

“PATHEON may terminate this Agreement without cause at any time after the Manufacture and Release of [***] MT of Bulk Drug hereunder and (ii) the Manufacture and Release of volumes of Bulk Drug by PATHEON in accordance with Section 6.6(b) (provided [***] months advance written notice to RELYPSA.”

1.12 New Appendix 8, attached hereto as Exhibit 2, is hereby added to the Agreement.

2.    Miscellaneous

2.1 Full Force and Effect.   This Amendment No. 1 amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement.  The provisions of the Agreement, as amended by this Amendment No. 1, remain in full force and effect.

2.2 Further Actions. Each party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment No. 1.

2.3 Counterparts.  This Amendment No. 1 may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this Amendment No. 1 from separate computers or printers.  Facsimile signatures shall be treated as original signatures.

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In Witness Whereof, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized representatives as of the Amendment No. 1 Effective Date.

Relypsa, Inc.		DPx Fine Chemicals Austria GmbH & Co KG

Signature:	/s/ Ronald A. Krasnow for John A. Orwin	Signature:	/s/ Michael Stanek /s/ Klaus Hilber

Print Name:	John A. Orwin	Print Name:	Michael Stanek Klaus Hilber

Title:	CEO	Title:	VP, Business Mgmt General Counsel
Patheon API

Date:	06-Mar-2016	Date:	09.March.2016

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Exhibit 1

A5.1A Base Price for production Campaign

commenced in calendar year 2015

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1

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A5.1B Base Price for production Campaign

commenced in calendar year 2016

[***]

2

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A5.1C Base Price for production Campaign

commenced in calendar year after 2016

[***]

3

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Appendix 2

Appendix EIGHT: [***] Program

•	[***]
•	[***]
•	[***]

4

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